WCR and Subsidiaries

DISCLOSURE

Some of the statements made in this report are "forward-looking statements," as that term is defined under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon our current expectations and projections about future events. Whenever used in this report, the words "believe," "anticipate," "intend," "estimate," "expect" and similar expressions, or the negative of such words and expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Although we believe that our plans and objectives reflected in or suggested by these forward-looking statements are reasonable, we may not achieve these plans or objectives. You should read this presentation completely and with the understanding that actual future results may be materially different from what we expect. We will not update forward-looking statements even though our situation may change in the future.

A. COMPANY OVERVIEW (WESTERN CAPITAL RESOURCES, INC.)

[redacted]

- Reverse Stock split on 1-20 basis reduced outstanding common shares from 60 MM to 3 MM
- Preferred Stock converted to common stock in December 2012
- On October 1, 2014 completed merger with Alphagraphics: 99% of Alphagraphics now owned by subsidiary of WCR
- On July 1, 2015, completed merger of J&P Park Acquisition, Inc. ("JPPA") and J&P Real Estate, LLC ("JPRE"): JPPA and JPRE are fully owned subsidiaries of WCR

[redacted]

- On July 1, 2015, completed merger of Restorer's Acquisition, Inc. ("RAI"): RAI is a fully owned subsidiary of WCR
- Established $12 million credit facility with Fifth Third Bank to fund acquisitions
- Reincorporated in state of Delaware
- Declared and paid two quarterly $0.025 dividends in 2016
- Plan is to:
  - Continue to strategically grow existing subsidiaries
  - Diversify earnings with very selective acquisitions

WCR

B. FINANCIAL HISTORY (WESTERN CAPITAL RESOURCES)


Revenue (in thousands)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$32,889
$40,760
$76,454
$104,824
$27,238
$55,608
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16


Net Debt (in thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$766
$925
$206
$(1,786)
$2,242
$(1,786)
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16


Profit from Operations (in thousands)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$3,458
$4,828
$7,788
$12,056
$2,870
$7,137
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16


Cash Earnings (in thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$1,227
$5,361
$5,965
$8,918
$1,708
$4,661
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16

Notes: Fiscal Year Ends in December.

B. FINANCIAL HISTORY (WESTERN CAPITAL RESOURCES)

- Based on the stock price of $4.00 as of 9/30/16, the Company is trading at a P/E of 6.3x



Net Income Per Share
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.54
$0.64
$0.45
$0.64
$0.21
$0.40
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16



Cash Earnings Per Share
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.41
$1.42
$0.77
$0.97
$0.28
$0.49
FY2013
FY2014
FY2015
TTM 6/30/16
YTD 6/30/15
YTD 6/30/16

Notes: Fiscal Year Ends in December.

A. COMPANY OVERVIEW (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.)

- Provider of retail financial services and retail cellular phones to consumers through a network of 160 locations from central to western United States
  - Retail Financial Services Division primarily in Midwestern U.S.
    - 50 payday and installment lending locations and three pawn stores in nine states
    - Offers non-recourse cash advance loans, installment loans, check cashing and other money services, as well as money transfers and money orders
  - Retail Cellular Phone Division operates as a dealer for Cricket Wireless, Inc.
    - 110 locations in 14 states ranging from Ohio (East) to Washington (West)
    - Sells cellular phones and accessories and accepts service payments from Cricket customers



Retail Financial Services
Wireless
Wireless – To Be Opened

WCR

CURRENT PORTFOLIO

B. 2016 UPDATE (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.)

- **Consumer Finance Division**
  - Experienced revenue decline due to closure of four payday advance locations in Utah
  - Pawn revenues increased with 3rd location opened in July 2014 and continues to ramp up sales; overall year over year profitability remained flat
  - Consumer Financial Protection Bureau released proposed rules on payday advance companies in June 2016; if rules are implemented in current form there will be significant consolidation
  - Plan is to:
    - Prepare for industry consolidation
    - Focus growth efforts on pawn stores

- **Cricket Division**
  - Acquired 42 Cricket Wireless retail locations in AZ, OR and WA in June 2015
  - Acquired 11 Cricket Wireless retail locations in St. Paul and Minneapolis, MN in January 2016
  - Signed commitment to open 150 new locations by the end of 2017 in exchange for increased compensation
  - Plan is to:
    - Continue strategic acquisitions to establish as a dominant dealer in existing markets in the West and Midwest regions
    - Expand Cricket brand to new markets such as Minneapolis and Des Moines to fill in holes in regional distribution

C. RESULTS (PQH WIRELESS, INC.; WYOMING FINANCIAL LENDERS, INC; & EXPRESS PAWN, INC.)

- Purchased majority interest in the business in April 2010

[redacted]

A. COMPANY OVERVIEW (AlphaGraphics, Inc.)

- Franchisor of B2B quick printing locations specializing in the planning, production and management of document and marketing solutions for businesses of all sizes
  - Company also collects and administers marketing fund
- 45+ year brand; Top 200 Franchisor

[redacted]

- February 2012: AGI sold its ownership in Brazil to the local management team
- April 2012: AGI entered into a management services agreement with its largest UK Franchisee
- AGI has 283 business Centers worldwide as of 6/30/16
  - 258 Domestic and 25 International Centers

[redacted]

alphagraphics
increase your reach

B. 2016 UPDATE (AlphaGraphics, Inc.)

- Recruited new President, Chief Technology Officer and Chief Marketing Officer in last 18 months
- Promoted Director agSigns to VP Franchisee relations to improve franchisee communications
- 5.1% U.S. System-wide sales and 3.4% U.S. Same Center sales growth as of June 30, 2016 (TTM)
- Highest US Center count in 14 years (258 as of June 30, 2016)
- Improving operational support by creating new position and hiring print industry expert as new executive overseeing operations
- Investments in infrastructure underway as platform for future growth:
  - New Website expected to launch in early 2017; focus on lead generation
  - Enhanced agOnline print and marketing solution; initial training and implementation complete
  - Continuing migration to new ERP system; 90 Centers live/going live; goal to have all Centers on new system by 12/31/17
  - System integration and automation to improve efficiencies and drive profits
- New marketing initiatives underway:
  - Brand Messaging – "Get Noticed – Get Business"
  - Revamped local marketing campaigns launching Q4 2016
  - Aggressive lead generation programs including SEO and SEM
- Enhanced training programs launched, focusing on new and existing Franchisees:
  - New franchisee orientation including hands-on Center training
  - Sales certification and regional sales training
  - agSigns – hands on sales and production workshops
  - Conference 2016 (New Orleans)
- Franchise development focus on selling transfers, acquire/convert, and conversions

alphagraphics
increase your reach

C. RESULTS (ALPHAGRAPHICS, INC)

[redacted]

CURRENT PORTFOLIO

A. COMPANY OVERVIEW (BCPII J&P, LLC)

- Catalog and internet retailer/wholesaler of branded roses, plants, seeds and other horticultural-related products based in Greenwood, SC with three brands:
  - Jackson & Perkins— Founded 1872; sells premium bare-root roses, live trees and perennials with a strong Q4 gift business
  - Wayside Gardens— Founded 1920; direct-mail nursery company that distributes exclusive varieties from well-known growers
  - Park Seed— Founded 1868; direct mail seed business with wholesale and retail divisions

[redacted]

- On July 1, 2015, became a wholly-owned subsidiary of WCR

CURRENT PORTFOLIO

B. 2016 UPDATE (BCPII J&P, LLC)

- Strengthened organizational chart by adding dedicated Chief Technology Officer and Chief Marketing Officer
- In 2Q16, created a cross functional savings task force teams – goal to achieve $100k reduction in annual expenses
- Sales increase YTD driven by Wayside Gardens perennials and Jackson & Perkins rose categories

Technology

- Completed migration from Channel Advisor to Adobe Media Optimizer for Google and all PPC
- Added Amazon payments for all 3 garden brands (now represents 15%-18% order volume)
- Deployed Sage business intelligence tool
- Integrated a self service call center auto-voice response that provides order information
- Authorize.net implementation for garden brands to reduce online fraudulent transactions

Marketing

- Developed and deployed targeted new customer acquisition campaigns
- Created and distributed over 85 online videos
- Introduced new social media, marketplaces, predictive acquisition, retargeting campaigns

Upcoming Initiatives and Events

- Mobile App development - Beta release December 2016
- Strategic partnership with American Heart Association and the intro of the Grateful Heart Rose
- New online interface to improve conversion rates for personalized gifts
- In October 2016, launched Amazon Marketplace integration that will allow select products to be sold through Amazon

Jackson & Perkins
PARK SEED
WAYSIDE GARDENS

C. RESULTS (BCPII J&P, LLC)

[redacted]

A. COMPANY OVERVIEW (WCRS RESTORERS ACQUISITION CO., LLC)

- Catalog and internet retailer of reproduction vintage home restoration and renovation products
- Revenue generated through two channels:
  - Residential – 85%
  - Contractor/Trade – 15%
- Utilizes third party 3PL for call center, operations, and logistics

[redacted]

- On July 1, 2015, RAI became a fully owned subsidiary of WCR

B. 2016 UPDATE (WCRS RESTORERS ACQUISITION CO., LLC)

Accomplishments

- Gross margin improved to 52.9% YTD vs. 47.9% last year
- SG&A has been reduced to $2.6 million YTD vs. $2.9 million last year
- EBITDA improved to $1.1 million YTD vs. $686k plan and $670k last year
- Merchandising focus on Top 30 Core Vendors; partnering with each to fully utilize their resources
  - To develop new product offerings that include the latest styles and finishes
  - To improve product quality, reduce backorders and expand profit margins
- Developed and implemented a strategy to shift domestic stock SKU's to drop ship status
  - Expanded vendor product offering but reduced working capital and warehouse sq. ft.
- Created full time position for marketing manager with goal of positioning Van Dyke's brand as an authority in core market for hardware and wood
- Improved web platform buying experience by rebuilding content and updating image library
- Expanding Social Media platforms including launching a blog to partner with influencers
- Initiatives for 2016 and beyond
  - Grow through concentrated efforts within core market categories of hardware and wood
  - Leverage vendor relationships to round out product screen and develop complimentary sub-categories
  - Implement plan to migrate 3PL warehouse to new OMS/WMS software platform
  - Optimize ecommerce and web platform through major project initiatives
  - Identify select competitors for bolt on acquisition